UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2008

HARRY AND DAVID

(Exact Name of Registrant as Specified in its Charter)

Oregon	(333-128870-04)	93-0331765
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

2500 South Pacific Highway, Medford, OR	97501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (541) 864-2362

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13c under the Exchange Act

Item 7.01	Regulation FD Disclosure.

On August 11, 2008, Harry and David (the “Company”) issued a press release announcing that it has acquired Cushman Fruit Company. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01.

The foregoing information (including the exhibit hereto) is being furnished under Item 7.01 Regulation FD Disclosure. Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of this information pursuant to Item 7.01 does not mean that such information is material or that disclosure of such information is required.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Document
99.1	Press release dated August 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRY AND DAVID
Date: August 11, 2008
	By:	/s/ Stephen V. O’Connell
	Name:	Stephen V. O’Connell
	Title:	Chief Financial Officer and Chief Administrative Officer